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                                                                   Exhibit 10.18

                         [TASER INTERNATIONAL(R) LOGO]


     7339 East Evans Road - Scottsdale, AZ - 85280 - USA - (480) 991-0791 -
                               Fax (480) 991-0791


                        AMENDMENT TO PROMISSORY NOTE(S)

Note Balance: __________
City/State: Scottsdale, Arizona
Date of Amendment: 3/30/01

          This Amendment No. __ to the Original Loans and Security Agreement (this "Amendment") is made as of March 30, 2001 by and between TASER International Inc. ("Borrower") and _____________ ("Lender").

          Borrower and Lender are parties to, among other documents, a Promissory Note agreement as of ______ (date of initial investment). Borrower and Lender desire to amend the Promissory Notes in accordance with the following terms.

          NOW THEREFORE, Borrower and Lender agree as follows:

          4. The Maturity Dates are hereby amended to July 1, 2002. With an additional provision that the company may at its discretion, extend the maturity date 2 consecutive terms of 12 months each to cover working capital shortfalls.

Unless otherwise defined, all other terms specified in the Promissory Notes shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date above written.

Borrower:                               Lender:

TASER International Inc.




By: /s/ Patrick W. Smith
    _____________________               ____________________

Name: Patrick W. Smith                  Name: